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                                 EXHIBIT 99.09

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-7


                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000
                                        [LOGO OF FIRST USA APPEARS HERE]


                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-7
                _______________________________________________

                Monthly Period:                        04/01/96 to
                                                       04/30/96
                Distribution Date:                     05/15/96
                Transfer Date:                         05/14/96




Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution.
        ------------------------------------------------------
        1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                      Class A                     $4.73333333
                                      Class B                      4.91666672
                                      Collateral Inv. Amt.         5.04166663
                                                                -------------
                                      Total (weighted avg.)       $4.77762515

        2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                      Class A                     $4.73333333
                                      Class B                      4.91666672
                                      Collateral Inv. Amt.         5.04166663
                                                               --------------
                                      Total (weighted avg.)       $4.77762515
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-7
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Class A                      $0.00000000
                                        Class B                       0.00000000
                                        Collateral Inv. Amt.          0.00000000
                                                               -----------------
                                        Total                        $0.00000000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------
    1.  Allocation of Principal Receivables.
        -----------------------------------
        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                   $77,105,076.42
                                        Class B                     6,039,821.32
                                        Collateral Inv. Amt.        9,754,868.55
                                                               -----------------
                                        Total                     $92,899,766.29
                                                               =================

    2.  Allocation of Finance Charge Receivables.
        ----------------------------------------
        (a)  The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the Certificates

                                        Class A                   $10,340,999.44
                                        Class B                       809,838.14
                                        Collateral Inv. Amt.        1,308,205.37
                                                               -----------------
                                        Total                     $12,459,042.95
                                                               =================

        (b)  Principal Funding Investment Proceeds (to Class A)              N/A
        (c)  Withdrawals from Reserve Account (to Class A)                   N/A
                                                               -----------------
              Class A Available Funds                             $10,340,999.44
                                                               =================


    3.  Principal Receivables / Investor Percentages
        --------------------------------------------
        (a)  The aggregate amount of Principal Receivables
             in the Trust as of the last day of the
             Monthly Period
                                                             $15,407,153,743.19

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-7
Page 3

        (b)  Invested Amount as of the last day of the preceding
             month (Adjusted Class A Invested Amount during
             Accumulation Period)
                                        Class A                  $750,000,000.00
                                        Class B                    58,735,000.00
                                        Collateral Inv. Amt.       94,880,000.00
                                                              ------------------
                                        Total                    $903,615,000.00
                                                              ==================

        (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                           4.868%
                                        Class B                           0.381%
                                        Collateral Inv. Amt.              0.616%
                                                              ------------------
                                        Total                             5.865%

        (d)  During the Amortization Period: The Invested
             Amount as of _______ (the last day of the Revolving
             Period)
                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                              ------------------
                                        Total                               N.A.

        (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
             Receivables set forth in paragraph 3(a) above

                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                              ------------------
                                        Total                               N.A.

4.      Delinquent Balances.
        --------------------

       The aggregate amount of outstanding balances in the           Aggregate
       Accounts which were delinquent as of the end of the day        Account
       on the last day of the Monthly Period                          Balance
                                                              ------------------
       (a)     35-64 days                                        $233,085,687.89
       (b)     65-94 days                                         150,215,281.63
       (c)     95-124 days                                        110,895,315.12
       (d)     125-154 days                                        88,035,352.92
       (e)     155-184 days                                        76,105,895.19
       (f)     185 or more days                                    66,855,338.43
                                                              ------------------
                                                Total            $725,192,871.18
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-7
Page 4

     5.   Monthly Investor Default Amount.
          --------------------------------

          (a)    The aggregate amount of all defaulted Principal
                 Receivables written off as uncollectible during the
                 Monthly Period allocable to the Invested
                 Amount (the aggregate "Investor Default
                 Amount")
                                     Class A                       $3,037,497.38
                                     Class B                          237,876.55
                                     Collateral Inv. Amt.             384,263.67
                                                          ----------------------
                                     Total                         $3,659,637.60
                                                          ======================

          (b)    The amount set forth in paragraph 5(a) above in
                 respect of the Monthly Investor Default Amount, per
                 original $1,000 interest
                                     Class A                               $4.05
                                     Class B                                4.05
                                     Collateral Inv. Amt.                   4.05
                                                          ----------------------
                                     Total                                 $4.05
                                                          ======================


     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)    The aggregate amount of Class A Investor Charge-
                 Offs and the reductions in the Class B Invested
                 Amount and the Collateral Invested Amount

                                     Class A                               $0.00
                                     Class B                                0.00
                                     Collateral Inv. Amt.                   0.00
                                                          ----------------------
                                     Total                                 $0.00
                                                          ======================


          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                     Class A                               $0.00
                                     Class B                                0.00
                                     Collateral Inv. Amt.                   0.00
                                                          ----------------------
                                     Total                                 $0.00
                                                          ======================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-7
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         (c)     The aggregate amount of Class A Investor Charge-
                 Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                      Class A                            $0.00
                                      Class B                             0.00
                                      Collateral Inv. Amt.                0.00
                                                            -------------------
                                      Total                              $0.00
                                                            ===================

         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                      Class A                            $0.00
                                      Class B                             0.00
                                      Collateral Inv. Amt.                0.00
                                                            -------------------
                                      Total                              $0.00
                                                            ===================

    7.   Investor Servicing Fee.
         -----------------------

         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                      Class A                      $937,500.00
                                      Class B                        73,418.75
                                      Collateral Inv. Amt.          118,600.00
                                                            -------------------
                                      Total                      $1,129,518.75
                                                            ===================

         (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                      Class A                      $1.25000000
                                      Class B                       1.25000000
                                      Collateral Inv. Amt.          1.25000000
                                                            -------------------
                                      Total                        $1.25000000
                                                            ===================

    8.   Reallocated Principal Collections
         ---------------------------------
         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                      Class B                             0.00
                                      Collateral Inv. Amt.                0.00
                                                            -------------------
                                      Total                              $0.00
                                                            ===================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-7
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

   9.  Collateral Invested Amount
       --------------------------

       (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after
            giving effect to withdrawals, deposits and payments to
            be made in respect of the preceding month                  $94,880,000.00

       (b)  The Required Collateral Invested Amount as of the
            close of business on the related Distribution Date after
            giving effect to withdrawals, deposits and payments to
            be made in respect of the preceding month                  $94,880,000.00

   10. The Pool Factor.
       ---------------
       The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
       Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                       Class A                             1.00000000
                                       Class B                             1.00000000
                                                             -------------------------
                                       Total (weighted avg.)               1.00000000

   11. The Portfolio Yield
       -------------------
       The Portfolio Yield for the related Monthly Period                      11.69%

   12. The Base Rate
       -------------
       The Base Rate for the related Monthly Period                             7.70%


C. Information Regarding the Principal Funding Account
   ---------------------------------------------------
   1.  Accumulation Period
       -------------------
       (a)     Accumulation Period commencement date                         10/31/98

       (b)     Accumulation Period Length (months)                                  1

       (c)     Accumulation Period Factor                                       15.15

       (d)     Required Accumulation Factor Number                                 11

       (e)     Controlled Accumulation Amount                         $750,000,000.00

       (f)     Minimum Payment Rate (last 12 months)                            9.54%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-7
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   2.  Principal Funding Account
       -------------------------

   Beginning Balance                                                       $0.00
       Plus:  Principal Collections for Related Monthly Period from
              Principal Account                                             0.00
       Plus:  Interest on Principal Funding Account Balance for
              Related Monthly Period                                        0.00
       Less:  Withdrawals to Finance Charge Account                         0.00
       Less:  Withdrawals to Distribution Account                           0.00
                                                                     -----------
   Ending Balance                                                          $0.00

   3.  Accumulation Shortfall
       ----------------------
              The Controlled Deposit Amount for the previous
              Monthly Period                                                 N/A

       Less:  The amount deposited into the Principal Funding
              Account for the Previous Monthly                               N/A
                                                                     -----------
              Accumulation Shortfall                                         N/A
                                                                     ===========
              Aggregate Accumulation Shortfall                               N/A
                                                                     ===========


   4.  Principal Funding Investment Shortfall
       --------------------------------------

              Covered Amount                                                 N/A

       Less:  Principal Funding Investment Proceeds                          N/A
                                                                      ----------
              Principal Funding Investment Shortfall                         N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-7
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D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis

        (a)  Required Reserve Account Amount percentage
             (0.5% of Class A Invested Amount or other amount
             designated by Transferor)                                     0.00%

        (b)  Required Reserve Account Amount ($)                           $0.00

        (c)  Required Reserve Account Balance after effect of              $0.00
             any transfers on the Related Transfer Date

        (d)  Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Trandfer Date                   $0.00


   2.   Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date                  N/A


   3.   The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related Mthly Period          4.90%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President